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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1997 included in UNIFI Communications, Inc.'s Registration Statement on Form S-4 (No. 333-25521) and to all references to our firm included in this Registration Statement on Form S-8.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Boston, MA
February 26, 1998